 T. ROWE PRICE
--------------------------------------------------------------------------------
 Institutional Domestic Equity Funds, Inc.
 Mid-Cap Equity Growth Fund

 Supplement to prospectus dated May 1, 1997
--------------------------------------------------------------------------------
Effective January 1, 1998, the footnote to Table 1 on page 2 of the prospectus is revised to add the following sentences, which describe the extension of the fund's expense limitation through December 31, 1999:

 Effective January 1, 1998, T. Rowe Price agreed to extend the existing expense limitation of 0.85% for a period of two years through December 31, 1999. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.85%; however, no reimbursement will be made after December 31, 2001, or if it would result in the expense ratio exceeding 0.85%.

--------------------------------------------------------------------------------
 The date of this supplement is December 31, 1997.
--------------------------------------------------------------------------------
                                                          F34-042 12/31/97